FCX
Freeport-McMoRan

Cu
Copper

Au
Gold

4th Quarter 2006 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and Chief Executive Officer

Kathleen L. Quirk
Senior Vice President, Chief Financial Officer

Mark J. Johnson
Senior Vice President and Chief Operating Officer

January 16, 2007

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected operating cash flows, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the company's Board of Directors and will depend on the company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC).

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit cost per pound of copper. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed January 16, 2007.

Important Information for Investors and Stockholders

FCX and Phelps Dodge filed a joint proxy statement/prospectus with the SEC in connection with the proposed merger on December 11, 2006. FCX and Phelps Dodge urge investors and stockholders to read the joint proxy statement/prospectus and any other relevant documents filed by either party with the SEC because they contain important information.

Investors and stockholders may obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the web site maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by FCX will be available free of charge on the investor relations portion of the FCX web site at www.fcx.com. Documents filed with the SEC by Phelps Dodge are available free of charge on the investor relations portion of the Phelps Dodge web site at www.phelpsdodge.com.

FCX, and certain of its directors and executive officers are participants in the solicitation of proxies from the stockholders of FCX in connection with the merger. Information concerning the interests of FCX's directors and executive officers in FCX is set forth in the proxy statement for FCX's 2006 annual meeting of stockholders, which was filed with the SEC on March 22, 2006. Phelps Dodge, and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the merger. Information concerning the interests of Phelps Dodge's directors and executive officers in Phelps Dodge is set forth in the proxy statement for Phelps Dodge's 2006 annual meeting of shareholders, which was filed with the SEC on April 13, 2006.

Other information regarding the direct and indirect interests, by security holdings or otherwise, of the participants is described in the definitive joint proxy statement/prospectus relating to the merger. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of FCX's and Phelps Dodge's directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus.

4th Quarter Highlights

Operating Data	4Q06	2006
Copper		
Volumes *(mm lbs)*	433	1,201
Realization *(per lb)*	$2.88	$3.13
Gold		
Volumes *(000's ozs)*	508	1,736
Realization *(per oz)*	$628	$606 (1)

Financial Results (in millions, except per share amounts)		
Net Income	$426	$1,396 (2)
Diluted Earnings Per Share	$1.99	$6.63 (2)
Operating Cash Flows	$798	$1,866 (3)
Capital Expenditures	$ 73	$251

(1) $567/oz. after revenue adjustment for Gold Preferred redemption
(2) Includes losses of $73.9 million ($0.33/share) on debt reductions and $29.7 million ($0.13/share) in gains on asset sales
(3) Includes $114 million reduction for working capital uses

FCX Operating Cash Flows and Capital Expenditures

($ in millions, except realized prices)



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Operating Cash Flows
Capital Expenditures
1996
$1.02/
$391
1997
94¢/
$346
1998
73¢/
$291
1999
75¢/
$277
2000
82¢/
$276
2001
69¢/
$269
2002
71¢/
$312
2003
82¢/
$367
2004
$1.37/
$412
2005
$1.85/
$456
2006
$3.13/
$606

2006 Financial Transactions

- **Common Dividends – $916 Million ($4.75/Share)**
- **Share Purchases – $100 Million ($49.94/Share)**
- **Debt Reduction – $576 Million**
  - **Cash at 12/31/06 = $907 Million**
  - **Debt at 12/31/06 = $680 Million**

Total Debt Reduction and Shareholder Returns = $1.6 Billion

Financial Transactions Since 12/31/02*

($ in billions)



Financial Transactions
Total $3.7 Billion
$1.8
$1.6
Supplemental
62%
$5.25/share
Regular
38%
$3.37/share
$0.3
7.8 Million Shares
@ $36.05
Debt Reductions
Common Dividends
Open Market
Share Purchases

* Through year end 2006

Reserves
Aggregate & Net to PT-FI

2006 Reserve Roll Forward

	Aggregate		PT-FI's Share	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/05	56.6	58.0	40.3	43.9
Additions/changes	(0.5)	(1.8)	(0.4)	(1.1)
Production	(1.3)	(1.8)	(1.2)	(1.7)
Net Change	(1.8)	(3.6)	(1.6)	(2.8)
Reserves @ 12/31/06 (1)	54.8	54.4	38.7	41.1

Reserve Roll Forward Since 12/31/97

	Aggregate		PT-FI's Share	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/97	47.1	62.7	37.8	51.3
Additions/changes*	21.7	16.3	13.0	9.7
Production	(14.0)	(24.6)	(12.1)	(19.9)
Net Change	7.7	(8.3)	0.9	(10.2)
Reserves @ 12/31/06 (1)	54.8	54.4	38.7	41.1
* as % of production	155%	66%	107%	49%

(1) Estimated recoverable reserves in 2006 were assessed using a copper price of $1.00 per pound and a gold price of $400 per ounce

2007 Outlook

- **Sales of 1.1 Billion lbs. Copper, 1.8 Million ozs. of Gold**
- **Continuation of Strong Cash Flows**
- **At Prices of $2.50/lb. Copper and $600/oz. Gold, Full Year Operating Cash Flows Would Exceed $1.3 Billion[1]**

[1] Each 10¢ change in copper would impact this estimate by approximately $55 MM, and each $25/oz change in gold would have an approximate $23 MM impact.

NOTE: Amounts are projections; see cautionary statement.

Positive Markets



2,000
1,750
1,500
1,250
1,000
750
500
250
0
000's Metric Tons
400
350
300
250
200
150
100
50
0
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.



London Gold Price
$725
$625
$525
$425
$325
$225
$ per oz.
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06

Grasberg Mine

4Q06



8N
8E
6N
8S
7S
N



6N



7S

After a mine-out of the high-grade section of Pushback 6N in the first half of 2007, Pushback 7S will provide the majority of the ore in 2007 & 2008.

Mining Sequence in 2007

Copper Equivalent Cross Section



A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
1Q07
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section



A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
2Q07
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
3Q07
6N
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section



A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
4Q07
6N
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section



A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End
2007
2008
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
End 2008
7S
2009
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback in 2010
9N
End 2009
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9N*
End
2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
* 9N is in ore north of this cross-section

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2007e-2011e

2007e – 2011e PT-FI Share
Total: 6.2 billion lbs
Annual Average: 1.24 billion lbs

2007e – 2011e PT-FI Share
Total: 8.9 million ozs
Annual Average: 1.8 million ozs



Copper, billion lbs
Gold, million ozs
1.1
1.8
1.3
1.5
1.3
2.1
1.4
2.0
1.1
1.5
2007e
2008e
2009e
2010e
2011e

e = estimate. Amounts are projections; see cautionary statement.

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

2007 Outlook
Quarterly Payable Metal Sales



PT-FI's share of Copper
1.1 billion pounds
Pounds in millions
500
400
300
200
100
0
400
280
200
200
63%
37%
1Q07
2Q07
3Q07
4Q07
Estimate



PT-FI's share of Gold
1.8 million ounces
Ounces in thousands
900
750
600
450
300
150
0
850
580
170
170
81%
19%
1Q07
2Q07
3Q07
4Q07
Estimate

Unit Production Costs

(per pound of copper)

	4Q06	2006	2007e (1)
Cash Unit Costs			
Site Production & Delivery	$0.77	$1.03	$1.23
Royalties	0.11	0.10	0.09 (2)
Treatment Charges	0.33	0.40	0.30
Gold/Silver Credits	(0.77)	(0.93)	(0.99)
Net Cash Unit Costs	$0.44	$0.60	$0.63

(1) Estimate based on 1.1 billion pounds of copper and on 1.8 million ounces of gold with average pricing of $600 gold for 2007. Quarterly unit costs will vary significantly with quarterly metal sales volumes. 2007 DD&A to approximate 18¢/lb.

(2) Royalties are based on copper price of $2.50 per pound for 2007. A 10¢ change in copper prices in 2007 would have an approximate 0.5¢ impact per pound.

NOTE: Amounts for 2007 above are projections. See Cautionary Statement.

Development Projects

- DOZ Expansions
- Common Infrastructure
- On-going Mill Optimization
  - High Pressure Grinding Rolls
- Big Gossan
- Grasberg Block Cave

DOZ Underground Mine

- Consistently operated in excess of nameplate capacity
- Expansion to 50K t/d on track for completion in mid-2007
- Anticipate further expansion to 80K t/d

Production Profile (000's t/d)



Original 1998 Feasibility (25K)
Actual/Projected
Potential 80K Expansion
($80MM capital, aggregate)
50K Expansion under way
($62MM capital, aggregate)
35K Expansion
(completed 1Q03)
25K Development
($250MM capital, aggregate)
2
2
7
6
14
22
21
41
25
44
25
42
25
46
25
51
25
65
25
76
25
80
2000
2001
2002
2003
2004
2005
2006
2007e
2008e
2009e
2010e

Common Infrastructure
Access to Underground Reserves



Grasberg UG
Grasberg Pit
2H 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Lower access to Big Gossan initiated (currently at BG terminal)
MLA
Dom BC
Dom Pit
Mill
Dec 2006
4.0 km* from the Portal (initiated Grasberg BC spur development)
Elevation: 2,500 meters
Common Infrastructure
COW A Ore Bodies
Plan View
N
Portals (Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)

* represents the distance from the portal and not indicative of total development meters

Longer Range Mine Plans
Geotechnical Considerations

Grasberg Drill Density


• Drill holes
Overburden
GIC
Kali
1998
187 holes


Overburden
GIC
Kali
2006
422 holes

- **Significant increase in geologic data since 2004**
  - **20,300 additional drill meters**
  - **40% increase in meters**
- **Additional mining has resulted in significant increase in rock exposed in highwall.**
- **Incorporation of new data has resulted in refinement of slope & pit design**
- **Affects timing of metal production from Grasberg open pit**

Longer Range Mine Plan Studies

- ✓ Completed studies on long range mine plans that assessed the optimal design of the Grasberg open pit and the timing of development of the Grasberg underground block cave mine.
- ✓ Incorporated latest geological model, geotechnical studies, costs and other economic factors into our analysis.
- ✓ Redesigned Grasberg open pit pushbacks and final pit design with primary changes as follows:
  - Mine-out of NW corner of open pit to accommodate revised geometry of the limestone contact
  - Step-in of SW corner of open pit to optimize value with the mining of these reserves from the block cave
  - Results in aggregate recoverable metal approximating 4 billion lbs Cu & 5 million ozs Au expected to be mined through large scale block caving operations rather than from open pit mining

NW Corner Cross Section

Limestone Contact & Design Change



A
B
Original Topography
Old Limestone contact*
End of 2006 Pit
New Limestone contact*
Previous Final Pit Design
Current Final Pit Design
Grasberg Pit
Plan View
A
B
N

* "New" and "Old" correspond to change in the location of the limestone contact in the current geotechnical and geological models as a result of additional drill and field data

Grasberg Final Pit

Previous & Current Design Comparisons



Previous
Final Pit Limit
Current
(see figure at right)

- Final Pit: 2.5 km diameter, 1.3 km deep
- Pit completed by year-end 2015
- 1.75 billion total tonnes mined*
- 2.1x stripping ratio*
- Grasberg pit & Underground Reserves**
  27.9 billion lbs Cu & 32.8 million oz Au



Current
Final Pit Limit

- Final Pit: 2.5 km diameter, 1.2 km deep
- Pit completed mid-2015
- 1.60 billion total tonnes mined*
- 2.4x stripping ratio*
- Grasberg pit & Underground Reserves**
  27.3 billion lbs Cu & 31.0 million oz Au

* 2007-2015 ** as of 1/1/2007

Grasberg Final Pit

Copper Equivalent Cross Sections

NW Corner



A
B
Original
Topography
Current
Final
End of 2006 Pit
Previous
Final
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq



B
A

SW Corner



C
D
Original Topography
Previous
Final
End of 2006 Pit
Current Final
Approximately 100 million t of high-grade ore
will be mined by the Grasberg underground



D
C

Attractive Underground Ore bodies

- **Large-scale & high-grade with economies of scale**
- **"Block cavable", a low-cost UG mining method**
- **Close to our existing mill facilities**
- **Topography allows for horizontal access to ore bodies**

	Grasberg Pit	DOZ BC
Ore (000's t/d)	175	45
Equipment	17 shovels 148 trucks	20 loaders 10 trucks
Operating cost		
$/material mined	$2.12	$4.73
$/t ore	$8.31	$4.73
Stripping ratio	2.9x	--

Note: 2006 statistics

Longer Range Mine Plans

- Redesign of the Grasberg pit does not have a significant effect on ultimate recoverable reserves as reserves previously mined by the Grasberg pit will be mined from the Grasberg underground mine.
- Low incremental costs of mining these reserves in the large-scale Grasberg underground mine.
  - ✓ Leverage fixed underground infrastructure
  - ✓ Low operating costs to mine additional tonnage
- Success of PT-FI's underground operations and significant progress to establish underground infrastructure provides confidence in developing the Grasberg underground mine.
- We continue to assess opportunities to optimize the long range mine plans and net present value of the Grasberg district.
  - ✓ Steepening of slopes in the open pit
  - ✓ Incremental mill expansions
  - ✓ Faster ramp-up of the Grasberg underground mine

2007 Exploration Program

- **Block A:**
  - **Extensions of the Deep Grasberg and Kucing Liar Mine Complex**
    - **Studies Under Way to Incorporate Positive Results**
  - **Test Open Pit Potential of Wanagon Gold Deposit and Ertzberg Open Pit Resource**
  - **Test Gap Between Ertzberg and Grasberg Mineral System**


Kucing Liar N-limb
"One armed man"
NW Deep
Grasberg "Horseshoe"
Wanagon
Gold
AB Tunnel
Exploration
"The Gap"
Ertsberg Pit
Expansion
Block A
N

- **Plan to Resume Exploration Activities Outside of the Grasberg Mining District**

Regional Exploration


Exploration Areas


Papua, Indonesia
Grasberg


Logari
Block B
Wabu
Obano
Komopa
Etna Bay
Grasberg
Intensity Aeromagnetic Image

LEGEND

- PT-FI Block A
- PT-FI Block B
- Eastern Mining
- PT Nabire- NBM

FCX Operating Cash Flows (Annual Avg. 2007e-2011e) at Varying Copper & Gold Prices

($ in millions, except copper and gold prices)



Operating Cash Flows
$2,000
$1,500
$1,000
$500
$0
2007e-2011e Avg.
$1.50
$2.00
$2.50
$3.00
$500
Copper Sensitivities
$400
$500
$600
$700
$2.00
Gold Sensitivities

** 5-year average based on 2007-2011 copper and gold sales averaging 1.24 billion pounds and 1.8 million ounces with prices as noted for 2007 through 2011. Assuming $2.50/lb copper and $600/oz gold in 2007, operating cash flows would exceed $1.3 billion.*

e = estimate. Amounts are projections; see cautionary statement.

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts



+$25/oz
Gold
11¢
$23
+10¢/lb
Copper
28¢
$55
Impact Per Share* (¢/share)
Impact ($ millions)

** EPS based on 197 million basic shares outstanding.*

Note: Assumes projected 2007 annual sales of 1.1 billion lbs. copper and 1.8 million ozs. gold.
At projected five-year annual average production of 1.24 billion lbs. of copper and 1.8 million ozs. of gold, a 10¢/lb. change in copper is $62 million (31¢/share) and a $25/oz. change in gold is $23 million (11¢/share).

FCX Capital Expenditures

($ in millions)

2007e – 2011e Annual Average ~ $275 Million


Long-term Projects*
$251
$122
$400
$200
$340
$180
$240
$125
$200
$60
$200
$70
2006
2007e
2008e
2009e
2010e
2011e

e = estimate. Amounts are projections; see cautionary statement.

** Includes PT-FI's share of capital expenditures for Common Infrastructure, DOZ Expansions, Grasberg Block Cave Spur & Development and Big Gossan.*

NOTE: Planned capital subject to change pending ongoing studies to optimize open pit and underground operations.

FCX Debt Maturities



($ in millions)
December 31, 2006
Cash $ 907
Less Debt ($680)
Net Cash $ 227
$1,000
$800
$600
$400
$200
$0
$19
$14
$14
$282
10⅛% Senior Notes
Callable 1Q07
$11
$340
6⅞% Senior Notes
Due 2014
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes

Status Report on Pending Acquisition of Phelps Dodge

- Announced Transaction on November 19, 2006
- Transaction Subject to Regulatory and FCX/PD Shareholder Approval
  - U.S. Authorities Granted Early Termination of the Waiting Period Under the Hart Scott Rodino Act in Late December
  - Working to Obtain Regulatory Approval From the European Commission
- Filed Registration Statement; Working With SEC Staff to Incorporate Comments and Declare Registration Statement Effective
- Shareholder Meetings Will be Scheduled Upon the Effectiveness of the Registration Statement
- Transaction Expected to Close in March 2007

Transaction Highlights

- Creates World's Premier Publicly Traded Copper Company
- Leading North American-based Metals and Mining Investment
- World Class, Long-lived, Geographically Diverse Operations
- Significant Exploration Potential and Management Track Record of Adding Value Through Exploration
- Strong Cash Flows and Pro Forma Financial Strength
- Operating and Development Expertise
- Attractive Project Pipeline Supports Growing Production Profile
- Compelling Value Creation for FCX and Phelps Dodge Shareholders